UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 23, 2022

Date of Report (date of earliest event reported)

GIGCAPITAL5, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcardero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one redeemable warrant	GIA.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	GIA	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock for an exercise price of $11.50 per share	GIA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously reported, on September 23, 2022, the Company approved the amendment to the Company’s Amended and Restated Certificate of Incorporation that extends the date by which the Company must consummate a business combination transaction from September 28, 2022 on a monthly basis up to March 28, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering of units) by depositing $160,000 into the Trust Account for each one month extension. Following such amendment, stockholders elected to redeem 18,985,950 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), which represents approximately 82.55% of the shares that were part of the units that were sold in the Company’s initial public offering. We described this amendment and redemptions in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 23, 2022 (the “Initial 8-K”).

In Item 7.01 of the Initial 8-K, we indicated that the remaining balance in the Company’s trust account after the redemptions was approximately $40,541,905. This Current Report on Form 8-K/A amends the Initial 8-K to correct that the remaining balance in the Company’s trust account after the redemptions is approximately $40,622,292 and 4,014,050 shares of Common Stock will remain issued and outstanding.

Item 9.01	Financial Statements and Exhibits

Exhibit Number

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2022

GIGCAPITAL5, INC.

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	Chief Executive Officer, President, Secretary, and Director